BT INVESTMENT FUNDS
(Cash Management Fund, Treasury Money Fund, NY Tax Free Money Fund, Tax Free Money Fund, Lifecycle Short Range Fund, Lifecycle Mid Range Fund, Lifecycle Long Range Fund)

BT ADVISOR FUNDS
(U.S. Bond Index Fund, EAFE (R) Equity Index Fund, Small Cap Index Fund)

BT PYRAMID MUTUAL FUNDS
(Money Market Fund, Equity 500 Index Fund, Institutional Asset Management Fund)

BT INSTITUTIONAL FUNDS
(Treasury Money Fund, Cash Management Fund, Cash Reserves, Liquid Assets Fund, Equity 500 Index Fund)

PROSPECTUS SUPPLEMENT DATED MARCH 29, 1999, SUPPLANTING SUPPLEMENT DATED JULY 17, 1998

Effective August 11, 1998, ICC Distributors, Inc. will replace Edgewood Services, Inc. ("Edgewood") as distributor of the above-named investment companies. ICC Distributors, Inc. is a registered broker/dealer with principal offices at Two Portland Square, Portland, Maine 04101 and is not affiliated with Bankers Trust. Accordingly, references throughout each prospectus to Edgewood should be replaced with references to ICC Distributors, Inc. and its affiliates, respectively, as appropriate. However, affiliates of Edgewood may continue to perform certain fund administration duties, at Bankers Trust's expense.

THE FOLLOWING SUPPLEMENTS THE SECTION "MANAGEMENT OF THE TRUST(S) AND PORTFOLIO(S)" IN THE FUND'S PROSPECTUS:

Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation. On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is contingent upon various regulatory approvals, and continuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be maintained at their current level.

                                      * * *
On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUSIPS
055922108         055922405        055922207        055922306        055922827
055922835         055922843        05576L700        05576L874        05576L882
055847206         055847107        055924203        055924104        055924872
055924864         055924500        055847404


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